UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

AmREIT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35609	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

(713) 850-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 19, 2013, AmREIT, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial and operating results and made available supplemental information concerning the ownership, operations and portfolio of the Company for the year ended December 31, 2012. A copy of the Press Release including such supplemental information is being furnished as Exhibit 99.1 hereto.

As set forth in the Press Release, the Company will hold a fourth quarter earnings conference call on Wednesday, February 20, 2013, at 10:00 a.m. Central Standard Time (11:00 a.m. Eastern Standard Time). Participants may call 1-888-317-6016 approximately 10 minutes before the scheduled start time to participate in the conference call. The conference call will be recorded and a replay of the call will be available via webcast shortly after the call concludes. The conference call will also be webcast live at www.amreit.com and can be accessed under the Investors tab of the Company's website. The complete earnings release will be located under the Investors tab of the Company’s website. A telephonic replay of the conference call will be available for 14 days following the conference call. To access the telephonic replay of the conference call, dial 1-877-344-7529 and enter passcode 10023750.

Except for portions of the Press Release described in Item 8.01, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01  Other Events

The portions of the Press Release that discuss the Company’s 2013 Annual Meeting of Stockholders, together with the information contained under the headings titled “Additional Information related to the 2013 Annual Meeting of Stockholders” and “Participants in Solicitation” are incorporated herein by reference and shall be deemed to be filed by the Company pursuant Rule 14a-12 of the 1934 Act.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 19, 2013 of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, Inc.

Date: February 19, 2013	By:	/s/ Chad C. Braun
Chad C. Braun Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 19, 2013 of the Company